United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2018

INDEPENDENCE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Cummings Point Road, Stamford, CT 06902

(Address of Principal Executive Offices) (Zip Code)

(203) 358-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 19, 2018, David T. Kettig, President and Chief Operating Officer of Independence Holding Company (NYSE:IHC) (the “Company”), will address the attendees at the Raymond James 22nd Annual CFANY Insurance Industry Conference in New York, NY. The slideshow presentation that will accompany the remarks made during the conference is attached as Exhibit 99.1 hereto and incorporated herein by reference solely for purposes of this Item 7.01 disclosure. A copy of the presentation is also available on the Company’s website at www.ihcgroup.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

99.1	Presentation, dated March 19, 2018, at the Raymond James 22nd Annual CFANY Insurance Industry Conference in New York, NY

The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 of Regulation S-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any incorporation by reference language in any such filing. The Current Report will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY
Dated: March 16, 2016

	By:	/s/ David T. Kettig
		Name:	David T. Kettig
		Title:	President and Chief Operating Officer